UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017 (January 23, 2017)

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 23, 2017, Aralez Pharmaceuticals Inc. (the “Registrant”), and its subsidiaries Aralez Pharmaceuticals Trading DAC (“APTD”), Aralez Pharmaceuticals US Inc. (“APUS”), and Pozen Inc. (“Pozen”, and together with the Registrant, APTD and APUS, the “Company”), filed a lawsuit in the United States District Court for the Eastern District of Texas against Teva Pharmaceuticals USA, Inc. (“Teva”) for infringement of four patents covering Yosprala® (aspirin and omeprazole), U.S. Patent Nos. 6,926,907; 8,206,741; and 9,364,439, all of which are currently listed in the Approved Drug Products with Therapeutic Equivalence Evaluations (the “Orange Book”) of the U.S. Food and Drug Administration (“FDA”), and U.S. Patent No.  9,539,214, which Pozen plans to list in the Orange Book. The lawsuit concerns an Abbreviated New Drug Application (“ANDA”) filed by Teva with the FDA seeking FDA approval to market generic versions of Yosprala® 325mg/40 mg and 81mg/40mg prior to the expiration of the identified patents. In accordance with the Hatch-Waxman Act, as a result of having filed a timely lawsuit against Teva, a stay of approval will be imposed by the FDA on Teva’s ANDA for 30 months after the date of the Company’s receipt of Teva’s Paragraph IV certification notice on December 12, 2016 or until a district court decision with respect to the validity or infringement of the Company’s patents that is adverse to the Company, whichever is earlier.

On November 4, 2016, the FDA website indicated that an ANDA for a generic version of Yosprala® 81mg/40mg was submitted on October 14, 2016, as described in more detail in the “Legal Proceedings” section of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the Securities and Exchange Commission on November 8, 2016 (the “September 2016 Quarterly Report”).  The Company ultimately received the related Teva Paragraph IV certification notice on December 12, 2016, which included Yosprala® 325mg/40mg in addition to Yosprala® 81mg/40mg.

For a discussion of risks related to the ANDA filing that is the subject of this Current Report on Form 8-K, see the “Risk Factors” section of the September 2016 Quarterly Report, including, without limitation, the risk factors under the heading “Risks Related to Our Intellectual Property and Product Liability.”

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2017	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

3